UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2019
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OPTINOSE, INC.
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE	001-38241	42-1771610
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1020 Stony Hill Road, Suite 300
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

(267) 364-3500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

On March 6, 2019, OptiNose, Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2018. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

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The information included in Item 2.02 (including Exhibit 99.1) of this Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any Company filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On March 6, 2019, the Company presented an updated Corporate Presentation during its financial results and corporate update call. A copy of the presentation is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release issued by OptiNose, Inc., dated March 6, 2019.
99.2	OptiNose, Inc. Corporate Presentation, dated March 6, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OptiNose, Inc.
By: /s/ Keith A. Goldan
Keith A. Goldan
Chief Financial Officer
Date: March 6, 2019